SELIGMAN
                               --------------
                                   HIGH-YIELD

                                  BOND SERIES




                                   [GRAPHIC]

                                 ANNUAL REPORT

                                DECEMBER 31, 1998

                                   ----------

                                   Seeking to
                                    Maximize
                                Current Income by
                                 Investing in a
                                   Diversified
                                  Portfolio of
                                  High-Yielding
                                 Corporate Bonds

                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                               ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.


[PHOTOGRAPH]
James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15



Notes to Financial Statements .............................................   16
Financial Highlights ......................................................   19
Report of Independent Auditors ............................................   21
Federal Tax Status of 1998 Dividend and
   Gain Distributions for Taxable Accounts ................................   22
Trustees ..................................................................   23
Executive Officers and For More Information ...............................   24
Glossary of Financial Terms ...............................................   25

TO THE SHAREHOLDERS

In an extremely difficult market environment, Seligman High-Yield Bond Series posted a total return of 1.32% based on the net asset value of Class A shares for the year ended December 31, 1998. This return outpaced the -0.44% total return of the Fund's peers, as measured by the Lipper High Current Yield average. The Fund's return lagged the 3.66% total return of the Merrill Lynch High Yield Master Index. A discussion with your Portfolio Manager regarding the Fund's results begins on page 2. The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion. The widely watched stock market measure, the S&P 500, rose 28.58% in 1998, the first time in history that the S&P 500 registered more than 20% gains four years in a row. But, despite the strong year-end numbers, 1998 gave investors quite a ride. In fact, the past year was the most volatile for both stock and bond markets since 1987.

A number of factors led to the markets' volatility in 1998 -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. Worldwide concern grew in August of 1998 when Russia defaulted on its debt and devalued its currency. Fear then spread to Latin America as Brazil struggled in vain to protect its currency, the real.

The uncertain international economic environment led investors everywhere to seek high-quality investments, particularly US Treasury securities. This "flight to quality," combined with the first Federal budget surplus in three decades, drove US Treasury bond yields to 30-year lows. (Bonds prices, which move in the opposite direction of their yields, headed higher.) The 30-year US Treasury bond yield closed the year at 5.09%, down from 5.92% on December 31, 1997. The yield had fallen as low as 4.70% before ending the year above the 5% level.

Although Seligman High-Yield Bond Series does not invest in emerging market debt, the performance of Seligman High-Yield Bond Series, along with the entire high-yield market, was hurt by the "flight to quality" that took place as investors worried about overseas events. These concerns caused high-yield bond funds with significant emerging market exposure to face redemptions from worried investors. These fund managers were forced to sell their domestic issues to meet these redemptions, causing an excess of supply in the high-yield market and a downward repricing of these issues.

The high-yield market rebounded in the fourth quarter as investors perceived that there was opportunity in high-yield bonds, which appeared to have been oversold. In addition, the high-yield market gained support from three rate cuts by the Federal Reserve Board. These actions strengthened investor confidence because they confirmed the Fed's resolve to protect the US economy from the global financial crisis. As we begin 1999, the US economy -- which continues to enjoy subdued inflation, low interest rates, and the first Federal budget surplus in three decades -- should provide a supportive backdrop for high-yield issuers, allowing defaults to remain modest.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman High-Yield Bond Series in 1998. We look forward to serving your investment needs in 1999.

By order of the Trustees,

/s/ William Morris

William C. Morris
Chairman


                                   \s\ Brian T. Zino

                                   Brian T. Zino
                                   President
January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

Q.   How did the Fund perform in 1998?

A. The Fund performed relatively well last year, outperforming most high-yield mutual funds, while underperforming relative to the Merrill Lynch High Yield Master Index, which has significantly more BB-rated bonds than the Fund. The first, second, and fourth quarters were quite strong for the Fund, but the events of the third quarter offset most of that gain. Overall, the Fund was up 1.32% based on the net asset value of Class A shares, the Merrill Lynch High Yield Master Index was up 3.66%, and the Lipper High Current Yield average returned -0.44%.

Q.   How was performance affected in the third quarter?

A. A highly unusual series of events combined to force a liquidity squeeze on the high-yield market. These adverse events included a collapse in equity markets, the Asian and Russian financial crises, and the bailout of Long-Term Capital Management (LTCM). Any one of these events taken individually would have been shrugged off by the market; however, because they all hit at once, the market became illiquid.

Q. Why did events in emerging markets affect the Fund if the Fund does not invest in those markets?

A. As far as emerging market debt is concerned, Russia and a number of Asian countries had issued a considerable amount of high-yield bonds over the past few years. When default rumors started, the mutual funds that had direct emerging market exposure faced significant redemptions. In order to meet their redemptions, those funds sold their most stable assets -- their domestic high-yield issues. While Seligman High-Yield Bond Fund has made it a policy not to have direct emerging market exposure, the selling pressure that was created by those funds with emerging market exposure led to downward repricing of domestic high-yield issues, which hurt your Fund's performance.

Q.   What about the equity markets' impact on the high-yield market?

A. A strong equity market is positive for high-yield issuers, because it represents another potential source of financing. When stock prices started to decline in the third quarter, the initial and secondary markets for stocks dried up. Therefore, many high-yield issuers lost this potential source of financing and, thus, some financial flexibility.

Q.   How did the bailout of LTCM affect the high-yield market?

A. When the bailout of LTCM was announced, downward pricing pressure occurred because LTCM had significant high-yield investments. Unfortunately, because LTCM was so secretive about its holdings, investors could not predict what bonds would be impacted most, so the entire market repriced downward.

Q.   Why did the high-yield market snap back in the fourth quarter?

A. The market rebounded in the fourth quarter for a number of reasons, the most compelling being that

[PHOTO]

High-yield Team: (standing from left) Deborah Joseph (Administrative Assistant), TimFinn, Jeanne Cruz, James Didden, (seated) Brian Hessel, Daniel J. Charleston (Portfolio Manager)

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Daniel J. Charleston. He is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. Mr. Charleston draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.

--------------------------------------------------------------------------------
     investors stepped up to buy in an oversold market. Mutual fund investors, pension funds, and insurance companies poured billions of dollars into high-yield bonds in the fourth quarter. Other important factors included Federal Reserve Chairman Alan Greenspan's positive statements, the Federal Reserve's rate cuts, and the recovery of the equity markets.

Q.   Which sectors of the high-yield market performed well for the year?

A. Defensive sectors such as cable, publishing, and gaming all did well in 1998. Cable got a boost from AT&T's purchase of TCI and Paul Allen's purchases of Marcus and Charter Communications. Everybody seems to be endorsing cable as the next generation carrier of video, telephone, and Internet access. In publishing, we increased the Fund's exposure to Liberty Group Publishing and Regional Independent Media, which are both regional newspaper chains. In gaming, we like the prospects for Atlantic City, but feel that the Las Vegas Strip may be slightly overexpanded.

Q.   Which sectors underperformed?

A. The high-yield bonds that suffered the most were those issued by companies that require additional funding to meet their respective business plans. Fortunately, the Fund's exposure to those issues was minimal. An area particularly hit hard was nursing homes. The prospective payment system recently put in place has created some short-term challenges in this area, but we think that there are long-term opportunities in nursing home providers. In our opinion, this sector was oversold in 1998.

Q.   Which sectors did you add to in 1998?

A. The most significant additions were in health care, paging, publishing, and rural cellular providers.

Q.   Have there been any changes to your team this year?

A. Yes. James Didden joined as an Investment Associate. James has both investment and legal experience with his most recent work as a tax specialist. James has already made a significant contribution to the team.

Q.   What is your outlook?

A. The US economy is sound -- modest GDP growth, low interest rates, and the first Federal budget surplus in three decades. Defaults in the high-yield market should remain modest. Technicals are positive. All these factors point to a good environment for issuers with well-grounded credit fundamentals.

     In this environment, our investment strategy remains unchanged. We prefer domestic issuers with predictable cash flows, dominant market shares, high cash flow margins which are indicative of pricing power, and strong management teams. We have no emerging market exposure, and we avoid purchasing defaulted and distressed bonds.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman High-Yield Bond Series Class A shares for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lipper High Current Yield and the Merrill Lynch High Yield Master Index (Merrill High Yield Master Index) for the same period. The results for Seligman High-Yield Bond Series Class A shares were determined with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares. The performances of Seligman High-Yield Bond Series Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper High Current Yield and the Merrill High Yield Master Index exclude the effect of fees and/or sales charges.

--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Seligman High-Yield Bond
                            Series Class A                         Merrill
                      -------------------------       Lipper      High Yield
                       Without          With       High Current     Master
                      Sales Load     Sales load       Yield         Index
                      ----------     ----------       -----         -----
       12/31/88         $10,000        $9,525        $10,000       $10,000
        3/31/89         $10,190        $9,706        $10,175       $10,209
        6/30/89         $10,581       $10,079        $10,485       $10,576
        9/30/89         $10,586       $10,083        $10,337       $10,577
       12/31/89         $10,384        $9,891         $9,906       $10,423
        3/31/90          $9,998        $9,523         $9,529       $10,206
        6/30/90         $10,341        $9,850         $9,936       $10,646
        9/30/90          $9,899        $9,429         $9,237       $10,000
       12/31/90          $9,629        $9,171         $8,939        $9,970
        3/31/91         $10,805       $10,292        $10,215       $11,329
        6/30/91         $11,398       $10,857        $10,914       $12,027
        9/30/91         $12,129       $11,553        $11,644       $12,734
       12/31/91         $12,585       $11,987        $12,232       $13,418
        3/31/92         $13,736       $13,084        $13,238       $14,431
        6/30/92         $14,134       $13,463        $13,658       $14,952
        9/30/92         $14,909       $14,201        $14,218       $15,634
       12/31/92         $15,111       $14,393        $14,375       $15,856
        3/31/93         $16,168       $15,401        $15,346       $16,840
        6/30/93         $16,850       $16,050        $16,052       $17,512
        9/30/93         $17,147       $16,333        $16,349       $17,957
       12/31/93         $18,010       $17,155        $17,094       $18,580
        3/31/94         $17,902       $17,052        $16,930       $18,236
        6/30/94         $17,885       $17,035        $16,713       $18,025
        9/30/94         $17,965       $17,112        $16,680       $18,270
       12/31/94         $18,151       $17,289        $16,455       $18,363
        3/31/95         $19,096       $18,189        $17,185       $19,470
        6/30/95         $20,277       $19,314        $18,099       $20,705
        9/30/95         $21,214       $20,206        $18,672       $21,309
       12/31/95         $21,911       $20,871        $19,226       $22,017
        3/31/96         $22,788       $21,706        $19,774       $22,338
        6/30/96         $23,295       $22,188        $20,168       $22,644
        9/30/96         $24,314       $23,159        $21,122       $23,528
       12/31/96         $25,159       $23,964        $21,891       $24,452
        3/31/97         $24,968       $23,782        $22,044       $24,709
        6/30/97         $26,519       $25,259        $23,219       $25,883
        9/30/97         $28,145       $26,808        $24,458       $26,895
       12/31/97         $28,747       $27,382        $24,790       $27,589
        3/31/98         $30,045       $28,618        $25,856       $28,359
        6/30/98         $30,371       $28,929        $25,949       $28,835
        9/30/98         $28,315       $26,970        $24,053       $27,803
       12/31/98         $29,126       $27,743        $24,716       $28,601

     The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

     The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

Investment Results Per Share


TOTAL RETURNS
For Periods Ended December 31, 1998

                                                                                AVERAGE ANNUAL
                                                     -----------------------------------------------------------------------
                                                                                                    CLASS B         CLASS D
                                                                                                     SINCE           SINCE
                                      SIX             ONE            FIVE              10          INCEPTION       INCEPTION
                                   *MONTHS*          YEAR            YEARS            YEARS         4/22/96         9/21/93
                                   --------          ----            -----            -----        ---------       ---------
Class A**
With Sales Charge                   (8.66)%         (3.54)%           9.01%          10.74%            n/a              n/a
Without Sales Charge                (4.10)           1.32            10.09           11.28             n/a              n/a

Class B**
With CDSC+                          (9.03)          (4.03)             n/a             n/a            7.44%             n/a
Without CDSC                        (4.46)           0.57              n/a             n/a            8.40              n/a

Class D**
With 1% CDSC                        (5.50)          (0.35)             n/a             n/a             n/a              n/a
Without CDSC                        (4.59)           0.57             9.17             n/a             n/a             9.58%

Lipper High Current Yield***        (4.75)          (0.44)            7.65            9.47            8.35++           8.18+++

Merrill Lynch High Yield
  Master Index***                   (0.81)           3.66             9.01           11.08            9.69++           9.27+++

NET ASSET VALUE

              DECEMBER 31, 1998         JUNE 30, 1998         DECEMBER 31, 1997
              ------------------       --------------       --------------------
Class A             $6.95                   $7.61                   $7.55
Class B              6.95                    7.61                    7.55
Class D              6.95                    7.62                    7.55

DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
For the Year Ended December 31, 1998

                                                                                 CAPITAL
                        DIVIDENDS@         YIELD@@                             GAIN (LOSS)
                       -----------         ------                             ------------
Class A                 $0.6879             9.88%               Paid             $0.021##                WEIGHTED AVERAGE
Class B                  0.6333             9.61                Realized         (0.003)                   Maturity  7.82 years
Class D                  0.6333             9.61                Unrealized       (0.351)ss.


RATINGS#
December 31, 1998

                                MOODY'S     S&P
                              ---------- --------
Baa/BBB                            --       0.6%
Ba/BB                             3.7%      5.3
B/B                              77.1      71.5
Caa/CCC                          14.9      17.5
C/C                                --       0.4
Non-rated                         4.3       4.7


The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper High Current Yield and the Merrill Lynch High Yield Master Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. The monthly performance of the Lipper High Current Yield is used in the Performance Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 3% since inception.

++   From April 30, 1996.

+++  From September 30, 1993.

@ Represents per share amount paid or declared during the year ended December 31, 1998.

@@ Current yield, representing the annualized yield for the 30-day period ended December 31, 1998, has been computed in accordance with SEC regulations and will vary.

#    Percentages based on current market values of long-term holdings.

##   Represents realized gains from 1997, which were paid on June 17, 1998.

ss. Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW


Diversification of Net Assets
December 31, 1998

                                                                                                      PERCENT OF NET ASSETS
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------
                                                   ISSUES          COST                 VALUE            1998       1997
                                                   ------     --------------       --------------       -----       -----
CORPORATE BONDS, CONVERTIBLE ISSUES,
   AND PREFERRED STOCKS:
   Advertising ..............................         1       $   10,726,125       $   11,070,000         0.4         0.6
   Agriculture ..............................        --                   --                   --          --         0.4
   Automotive and Related ...................         1            5,114,062            5,000,000         0.2          --
   Broadcasting .............................        10          101,187,342          115,278,574         4.0         5.3
   Cable Systems and Satellite Video ........        15          262,994,848          256,432,155         9.0        13.1
   Cellular .................................         5          109,228,500          107,887,068         3.8         2.7
   Chemicals ................................         2           46,485,953           44,475,000         1.6         1.0
   Computer and Related Services ............         4           65,992,935           51,753,250         1.8         4.1
   Consumer Products ........................        13          161,464,555          140,256,500         4.9         3.8
   Containers ...............................         1           20,858,194           20,600,000         0.7         1.1
   Energy ...................................         3           29,223,705           24,695,875         0.9         0.6
   Equipment ................................         3           43,548,276           43,915,600         1.5         1.1
   Financial Services .......................         4           64,879,838           54,138,750         1.9         2.3
   Food .....................................         8          130,911,926          114,489,773         4.0         3.8
   Gaming/Hotel .............................        10          219,803,895          213,176,500         7.5        11.1
   Health Care/Medical Products .............        10          188,493,798          180,099,550         6.3         4.9
   Industrial/Manufacturing .................         8          108,410,986          106,442,795         3.8         1.8
   Leisure ..................................         4           56,565,584           52,331,937         1.8         2.3
   Metals ...................................         2           37,419,592           27,711,500         1.0         1.7
   Paging ...................................         5          154,081,648          152,589,000         5.3         5.1
   Paper and Packaging ......................         1           21,556,651           18,430,125         0.6         1.1
   Printing and Publishing ..................        11          179,335,267          174,776,569         6.1         2.3
   Record Storage ...........................         1            8,250,625            8,325,000         0.3         0.5
   Retailing ................................         5           71,097,616           70,490,000         2.5         1.4
   Supermarkets .............................         3           56,256,468           57,517,500         2.0         2.0
   Technology ...............................         6          139,758,970          127,306,578         4.4         3.4
   Telecommunications .......................        34          481,541,954          455,798,492        15.9        14.2
   Textiles .................................         1           11,703,163           12,161,250         0.4          --
   Theaters .................................         1           23,039,060           16,706,250         0.6         1.2
   Transportation ...........................         1           23,240,568           23,737,500         0.8         0.7
   Utilities ................................         1           10,914,913           12,076,048         0.4         0.6
                                                    ---       --------------       --------------       -----       -----
                                                    174        2,844,087,017        2,699,669,139        94.4        94.2
SHORT-TERM HOLDINGS AND
   OTHER ASSETS LESS LIABILITIES ............         2          158,492,546          158,492,546         5.6         5.8
                                                    ---       --------------       --------------       -----       -----
NET ASSETS ..................................       176       $3,002,579,563       $2,858,161,685       100.0       100.0
                                                    ===       ==============       ==============       =====       =====

Largest Industries
December 31, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                          Percent of
                                          Net Assets    AMOUNT
                                          ---------     ------
TELECOMMUNICATIONS                          15.90%      $455,798,492
CABLE SYSTEMS AND SATELLITE VIDEO            9.00%       256,432,155
GAMING/HOTEL                                 7.50%       213,176,500
HEALTH CARE/MEDICAL PRODUCTS                 6.30%       180,099,550
PRINTING AND PUBLISHING                      6.10%       174,776,569

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months

                                               PRINCIPAL AMOUNT OR SHARES
                                            -------------------------------
                                                                 HOLDINGS
ADDITIONS                                    INCREASE            12/31/98
---------                                   -----------         -----------
CORPORATE BONDS:
ALARIS Medical
    0% (11 1/8%), 8/1/2008 .............    $26,000,000         $26,000,000
Centennial Cellular
    10 3/4%, 12/15/2008 ................     20,000,000          20,000,000
Golden Sky Systems
    12 3/8%, 8/1/2006 ..................     30,000,000          30,000,000
Metrocall
    11%, 9/15/2008 .....................     22,650,000          22,650,000
Price Communications
    Cellular Holdings
    11 1/4%, 8/15/2008 .................     18,400,000          18,400,000
Sun Healthcare Group
    9 1/2%, 7/1/2007 ...................     15,200,000          26,700,000
Texas Petrochemicals
    11 1/8%, 7/1/2006 ..................     12,000,000          30,000,000
Trump Atlantic City Funding
    11 1/4%, 5/1/2006 ..................     12,500,000          52,500,000
Verio 11 1/4%, 12/1/2008 ...............     13,200,000          13,200,000

PREFERRED STOCKS:
Crown Castle International
    12 3/4% ............................         15,255 shs.         15,255 shs.



                                                    PRINCIPAL AMOUNT
                                             -------------------------------
                                                                  HOLDINGS
REDUCTIONS                                    DECREASE            12/31/98
----------                                   -----------         -----------
CORPORATE BONDS:
Centennial Cellular
    10 1/8%, 5/15/2008 .................     $ 9,500,000                  --
Clearview Cinema Group
    10 7/8%, 6/1/2008 ..................      10,000,000                  --
Diamond Triumph Automotive
    9 1/4%, 4/1/2008 ...................       8,675,000         $ 5,000,000
ITCDeltaCom
    11%, 6/1/2007 ......................       7,500,000                  --
MJD Communications
    9 1/2%, 5/1/2008 ...................       5,805,000                  --
Premier Parks
    12%, 8/15/2003 .....................       7,250,000                  --
Premier Parks
    0% (10%), 4/1/2008 .................      15,000,000                  --
Ryder TRS 10%, 12/1/2006 ...............      15,000,000                  --
Sprint Spectrum
    11%, 8/15/2006 .....................      15,000,000                  --
Unisys 12%, 4/15/2003 ..................       5,000,000          15,000,000


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

--------------------------------------------------------------------------------

Largest Portfolio Holdings
December 31, 1998

SECURITY                                                                VALUE
-------                                                              -----------
Paging Network 10%,
    10/15/2008 ..........................................            $55,728,750
Trump Atlantic City Funding
    11 1/4%, 5/1/2006 ...................................             46,462,500
Casino America
    12 1/2%, 8/1/2003 ...................................             41,663,125
Intermedia Capital Partners IV
    11 1/4%, 8/1/2006 ...................................             40,115,000
EchoStar DBS
    12 1/2%, 7/1/2002 ...................................             38,692,500
Advanced Micro Devices 11%,
    8/1/2003 ............................................             37,450,000
Price Communications Wireless
    11 3/4%, 7/15/2007 ..................................             37,100,000
NEXTLINK Communications
    12 1/2%, 4/15/2006 ..................................             36,890,000
Viasystems 9 3/4%,
    6/1/2007 ............................................             35,250,000
Pinnacle Holdings
    0% (10%), 3/15/2008 .................................             33,076,250

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                         PRINCIPAL
                                          AMOUNT
                                        OR WARRANTS          VALUE
                                        -----------     ---------------
CORPORATE BONDS 86.6%

ADVERTISING  0.4%
Adams Outdoor Advertising
   10 3/4%, due 3/15/2006               $10,250,000      $   11,070,000
                                                         --------------
AUTOMOTIVE AND
  RELATED  0.2%
Diamond Triumph Automotive
   9 1/4%, due 4/1/2008*                  5,000,000           5,000,000
                                                         --------------
BROADCASTING  1.9%
Capstar Broadcassting
   10 3/4%, due 5/15/2006                11,000,000          12,100,000
Capstar Broadcasting Partners
   0% (12 3/4%+), due 2/1/2009           22,550,000          18,378,250
Cumulus Media 10 3/8%,
   due 7/1/2008                          11,000,000          11,715,000
Paxson Communications
   11 5/8%, due 10/1/2002                11,375,000          11,716,250
                                                         --------------
                                                             53,909,500
                                                         --------------
CABLE SYSTEMS AND
  SATELLITE VIDEO  8.3%
Avalon Cable Holdings 0%
   (11 7/8%+), due 12/1/2008*            16,780,000           9,417,775
Avalon Cable of Michigan
   Holdings 9 3/8%,
   due 12/1/2008*                         4,530,000           4,654,575
Charter Communications
   Southeast Holdings
   11 1/4%, due 3/15/2006                21,500,000          24,295,000
Charter Communications
   Southeast Holdings
   0% (14%+), due 3/15/2007              26,750,000          23,941,250
CSC Holdings 10 1/2%,
   due 5/15/2016                         13,675,000          16,136,500
Digital Television Services
   12 1/2%, due 8/1/2007                 17,500,000          19,162,500
EchoStar DBS 12 1/2%,
   due 7/1/2002                          33,500,000          38,692,500
Intermedia Capital Partners IV
   11 1/4%, due 8/1/2006                 35,500,000          40,115,000
Northland Cable Television
   10 1/4%, due 11/15/2007               13,500,000          14,276,250
Pegasus Communications
   9 3/4%, due 12/1/2006*                 6,020,000           6,065,150
Pegasus Communications
   (warrants expiring 1/1/2007)@                875 wts.         15,313
Rogers Cablesystems 11%,
   due 12/1/2015                        $22,250,000          26,143,750
TCI Satellite Entertainment
   10 7/8%, due 2/15/2007                39,500,000          13,232,500
                                                         --------------
                                                            236,148,063
                                                         --------------

                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------

CELLULAR  3.2%
American Cellular 101/2%,
   due 5/15/2008*                       $17,500,000      $   16,975,000
Centennial Cellular 103/4%,
   due 12/15/2008*                       20,000,000         20,000,000
Price Communications
   Cellular Holdings
   11 1/4%, due 8/15/2008                18,400,000          17,480,000
Price Communications Wireless
   11 3/4%, due 7/15/2007                35,000,000          37,100,000
                                                         --------------
                                                             91,555,000
                                                         --------------
CHEMICALS  1.6%
Koppers Industry 9 7/8%,
due 12/1/2007                            15,000,000          14,775,000
Texas Petrochemicals 11 1/8%,
   due 7/1/2006                          30,000,000          29,700,000
                                                         --------------
                                                             44,475,000
                                                         --------------
COMPUTER AND RELATED
  SERVICES  1.8%
DecisionOne 9 3/4%,
   due 8/1/2007                          22,250,000          10,346,250
DecisionOne Holdings 0%
   (11 1/2%+), due 8/1/2008              10,200,000           2,397,000
Unisys 12%, due 4/15/2003                15,000,000          16,875,000
Unisys 11 3/4%, due 10/15/2004           19,000,000          22,135,000
                                                         --------------
                                                             51,753,250
                                                         --------------
CONSUMER PRODUCTS  4.9%
AKI 10 1/2%, due 7/1/2008*                7,875,000           7,520,625
AKI Holding 0% (13 1/2%+),
   due 7/1/2009                           6,690,000           2,642,550
Albecca 10 3/4%,
   due 8/15/2008*                         4,455,000           4,388,175
Amscan Holdings 9 7/8%,
   due 12/15/2007                        15,750,000          14,568,750
Anchor Advanced Products
   11 3/4%, due 4/1/2004                 19,500,000          21,255,000
Diamond Brands 0%
   (12 7/8%+), due 4/15/2009             15,875,000           5,635,625
Diamond Brands Operating
   10 1/8%, due 4/15/2008                15,650,000          14,163,250
French Fragrances 10 3/8%,
   due 5/15/2007                         15,460,000          15,305,400
Global Health Sciences 11%,
   due 5/1/2008                          29,250,000          19,451,250
Iron Age 9 7/8%, due 5/1/2008            20,375,000          17,420,625
Iron Age Holding 0%
   (12 1/8%+), due 5/1/2009               6,550,000           2,980,250
Moll Industries 10 1/2%,
   due 7/1/2008                          10,500,000          10,342,500
Windmere-Durable Holdings
   10%, due 7/31/2008                     4,875,000           4,582,500
                                                         --------------
                                                            140,256,500
                                                         --------------

----------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------
CONTAINERS  0.7%
U.S. Can 10 1/8%, due
   10/15/2006                           $20,000,000      $   20,600,000
                                                         --------------
ENERGY  0.9%
Abraxas Petroleum 11 1/2%,
   due 11/1/2004                         12,750,000           9,690,000
Universal Compression 0%
   (9 7/8%+), due 2/15/2008              10,175,000           6,155,875
Universal Compression
   Holdings 0% (11 3/8%+),
   due 2/15/2009                         14,750,000           8,850,000
                                                         --------------
                                                             24,695,875
                                                         --------------
EQUIPMENT  1.5%
Neff 10 1/4%, due 6/1/2008                8,675,000           8,544,875
Neff 10 1/4%, due 6/1/2008*               6,035,000           5,944,475
Williams Scotsman 9 7/8%,
   due 6/1/2007                          28,500,000          29,426,250
                                                         --------------
                                                             43,915,600
                                                         --------------
FINANCIAL SERVICES  1.9%
AMRESCO 10%,
   due 3/15/2004                         17,500,000          12,468,750
Dollar Financial Group 10 7/8%,
   due 11/15/2006                        17,250,000          17,508,750
Ocwen Capital Trust I 10 7/8%,
   due 8/1/2027                          16,000,000          12,880,000
Veritas Capital Trust 10%,
   due 1/1/2028                          12,500,000          11,281,250
                                                         --------------
                                                             54,138,750
                                                         --------------
FOOD  3.6%
AFC Enterprises 10 1/4%,
   due 5/15/2007                         16,545,000          17,289,525
Agrilink Foods 11 7/8%,
   due 11/1/2008*                         4,500,000           4,601,250
AmeriKing 10 3/4%,
   due 12/1/2006                         14,000,000          14,665,000
AmeriServe Food Distributors
   10 1/8%, due 7/15/2007                33,625,000          29,253,750
B&G Foods 9 5/8%,
   due 8/1/2007                          11,500,000          11,270,000
Carrols 9 1/2%, due 12/1/2008*            5,710,000           5,838,475
Packaged Ice 9 3/4%,
   due 2/1/2005                          19,750,000          19,848,750
                                                         --------------
                                                            102,766,750
                                                         --------------
GAMING/HOTEL  7.5%
Alliance Gaming 10%,
    due 8/1/2007                         10,000,000           9,050,000
Ameristar Casinos 10 1/2%,
   due 8/1/2004                          23,850,000          21,822,750


                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------
GAMING/HOTEL (continued)
Aztar 13 3/4%,
   due 10/1/2004                        $ 8,500,000      $    9,456,250
Casino America 12 1/2%,
   due 8/1/2003                          37,450,000          41,663,125
Casino Magic of Louisiana
   13%, due 8/15/2003                    12,875,000          14,613,125
Coast Hotels & Casinos 13%,
   due 12/15/2002                        19,750,000          22,218,750
Fitzgeralds Gaming 12 1/4%,
   due 12/15/2004                        12,500,000           6,937,500
Showboat Marina Casino
   Partnership 13 1/2%,
   due 3/15/2003                         14,500,000          16,457,500
Trump Atlantic City Funding
   11 1/4%, due 5/1/2006                 52,500,000          46,462,500
Trump Hotels & Casino
   Resorts Funding 15 1/2%,
   due 6/15/2005                         23,000,000          24,495,000
                                                         --------------
                                                            213,176,500
                                                         --------------
HEALTH CARE/MEDICAL
  PRODUCTS  6.0%
Alaris Medical 9 3/4%,
   due 12/1/2006                         24,000,000          24,600,000
Alaris Medical 0% (11 1/8%+),
   due 8/1/2008*                         26,000,000          14,300,000
Alliance Imaging 9 5/8%,
   due 12/15/2005                        12,150,000          12,089,250
Dade International 11 1/8%,
   due 5/1/2006                          24,650,000          27,484,750
Everest Healthcare Services
   9 3/4%, due 5/1/2008                  20,000,000          19,900,000
Graphic Controls 12%,
   due 9/15/2005                         12,500,000          14,437,500
Paracelsus Healthcare 10%,
   due 8/15/2006                         22,175,000          20,068,375
Sun Healthcare Group
   9 1/2%, due 7/1/2007                  26,700,000          21,760,500
Vencor 9 7/8%,
   due 5/1/2005                          20,000,000          17,300,000
                                                         --------------
                                                            171,940,375
                                                         --------------
INDUSTRIAL/
  MANUFACTURING  3.5%
Airxcel 11%, due 11/15/2007              20,350,000          20,553,500

Alliance Laundry System
9 5/8%, due 5/1/2008*                    13,950,000          13,461,750
BPC Holding 12 1/2%,
   due 6/15/2006                         15,650,000          16,354,250
Coyne International Enterprises
   11 1/4%, due 6/1/2008                 12,000,000          11,820,000
Day International Group
   9 1/2%, due 3/15/2008                 12,500,000          12,281,250


----------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------
INDUSTRIAL/
  MANUFACTURING(continued)
Great Lakes Acquisition
   0% (13 1/8%+), due
   5/15/2009                            $ 6,500,000         $ 3,347,500
Great Lakes Carbon
   10 1/4%, due 5/15/2008                20,575,000          20,832,187
                                                         --------------
                                                             98,650,437
                                                         --------------
LEISURE  1.8%
Affinity Group Holding
   11%, due 4/1/2007                     25,000,000          26,000,000
AMF Bowling Worldwide
   0% (12 1/4%+),
   due 3/15/2006                         15,250,000           8,768,750
AMF Group 10 7/8%,
   due 3/15/2006                          4,025,000           3,280,375
Premier Parks 9 1/4%,
   due 4/1/2006                          13,750,000          14,282,812
                                                         --------------
                                                             52,331,937
                                                         --------------
METALS  1.0%
Renco Metals 11 1/2%,
   due 7/1/2003                          16,650,000          17,232,750
Royal Oak Mines 12 3/4%,
   due 8/15/2006                         20,750,000          10,478,750
                                                         --------------
                                                             27,711,500
                                                         --------------
PAGING  5.3%
Metrocall 9 3/4%,
   due 11/1/2007                         26,000,000          24,960,000
Metrocall 11%,
   due 9/15/2008*                        22,650,000          22,876,500
Mobile Telecommunication
   Technologies 13 1/2%,
   due 12/15/2002                        22,500,000          25,593,750
Paging Network 10%,
   due 10/15/2008                        57,750,000          55,728,750
ProNet 11 7/8%,
   due 6/15/2005                         22,000,000          23,430,000
                                                         --------------
                                                            152,589,000
                                                         --------------
PAPER AND
  PACKAGING  0.6%
Crown Paper 11%,
   due 9/1/2005                          20,825,000          18,430,125
                                                         --------------
PRINTING
  AND PUBLISHING  5.3%
Advanstar Communications
   9 1/4%, due 5/1/2008                  19,525,000          19,720,250


                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------
PRINTING AND
     PUBLISHING (continued)
American Lawyer Media
   9 3/4%, due 12/15/2007               $15,525,000      $   16,029,562
American Lawyer Media
   Holdings 0% (12 1/4%+),
   due 12/15/2008                         5,750,000           3,565,000
Liberty Group Publishing
   9 3/8%, due 2/1/2008                  15,000,000          14,775,000
Liberty Group Publishing
   0% (11 5/8%+), due 2/1/2009           26,500,000          14,707,500
NBC Acquisition 0% (10 3/4%+),
   due 2/15/2009                         35,750,000          20,735,000
Perry-Judd 10 5/8%,
   due 12/15/2007                        14,225,000          15,007,375
Regional Independent
   Media Group 10 1/2%,
   due 7/1/2008                          20,625,000          20,934,375
TransWestern Holdings 0%
   (11 7/8%+), due 11/15/2008            21,400,000          14,231,000
Von Hoffman Press 10 7/8%,
   due 5/15/2007*                        10,750,000          11,126,250
                                                         --------------
                                                            150,831,312
                                                         --------------
RECORD STORAGE  0.3%
Pierce Leahy 11 1/8%,
   due 7/15/2006                          7,500,000           8,325,000
                                                         --------------
RETAILING  2.5%
Central Tractor 10 5/8%,
   due 4/1/2007                          16,000,000          16,480,000
Cole National Group 9 7/8%,
   due 12/31/2006                        10,250,000          10,660,000
Frank's Nursery & Crafts
   10 1/4%, due 3/1/2008                  9,000,000           8,910,000
Musicland Group 9 7/8%,
   due 3/15/2008                         17,800,000          17,355,000
TM Group Holdings 11%,
   due 5/15/2008*                        17,000,000          17,085,000
                                                         --------------
                                                             70,490,000
                                                         --------------
SUPERMARKETS  2.0%
Jitney-Jungle Stores of
   America 12%,
   due 3/1/2006                          15,000,000          16,800,000
Jitney-Jungle Stores of
   America 10 3/8%,
   due 9/15/2007                         18,375,000          18,926,250
Pathmark Stores 11 5/8%,
   due 6/15/2002                         22,350,000          21,791,250
                                                         --------------
                                                             57,517,500
                                                         --------------

----------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                         PRINCIPAL
                                          AMOUNT
                                        OR WARRANTS          VALUE
                                        -----------     ---------------
TECHNOLOGY  4.1%
Advanced Micro Devices 11%,
   due 8/1/2003                         $35,000,000      $   37,450,000
Hadco 91/2%, due 6/15/2008               21,250,000          21,143,750
MCMS 93/4%, due 3/1/2008                 20,225,000          17,191,250
Therma-Wave 10 5/8%,
   due 5/15/2004                         15,000,000           7,575,000
Viasystems 9 3/4%,
   due 6/1/2007                          37,500,000          35,250,000
                                                         --------------
                                                            118,610,000
                                                         --------------
TELECOMMUNICATIONS  13.6%
BTI Telecom 10 1/2%,
   due 9/15/2007                         22,750,000          16,721,250
CapRock Communications
   12%, due 7/15/2008                    10,000,000           9,300,000
Crown Castle International
   0% (10 5/8%+), due 11/15/2007         17,750,000          12,513,750
Exodus Communications
   11 1/4%, due 7/1/2008                  4,720,000           4,743,600
Facilicom International
   10 1/2%, due 1/15/2008                26,500,000          21,332,500
GCI 9 3/4%, due 8/1/2007                 15,000,000          14,925,000
GlobalStar 11 1/4%,
   due 6/15/2004                         25,125,000          19,095,000
GlobalStar 10 3/4%,
   due 11/1/2004                          6,400,000           4,608,000
Golden Sky Systems 12 3/8%,
   due 8/1/2006*                         30,000,000          31,200,000
ICG Holdings 0% (11 5/8%+),
   due 3/15/2007                         16,500,000          10,725,000
Intermedia Communications
   (warrants expiring 6/1/2000)*@             4,000 wts.        165,132
IXC Communications 9%,
   due 4/15/2008                        $ 8,500,000           8,563,750
Nextel Communications
   0% (10.65%+),
   due 9/15/2007                         25,000,000          16,062,500
NEXTLINK Communications
   12 1/2%, due 4/15/2006                34,000,000          36,890,000
Orbcomm Global 14%,
   due 8/15/2004                          7,470,000           7,731,450
Pinnacle Holdings 0%
   (10%+), due 3/15/2008                 56,300,000          33,076,250
Powertel 11 1/8%, due 6/1/2007           22,500,000          22,500,000
PSINet 10%, due 2/15/2005                17,750,000          17,661,250
RCN 10%, due 10/15/2007                  15,275,000          14,664,000
Splitrock Services 11 3/4%,
   due 7/15/2008                          4,340,000           3,775,800
Splitrock Services (warrants
   expiring 7/15/2008)@                       4,340 wts.        47,740



                                         PRINCIPAL
                                          AMOUNT,
                                         SHARES OR
                                        OR WARRANTS          VALUE
                                        -----------     ---------------
TELECOMMUNICATIONS (continued)
Talton Holdings 11%,
   due 6/30/2007                        $18,000,000      $   17,190,000
Verio 13 1/2%,
   due 6/15/2004                         21,125,000          22,920,625
Verio (warrants expiring
   6/15/2004)@                               90,000 wts.      3,150,000
Verio 10 3/8%, due 4/1/2005             $16,000,000          15,760,000
Verio 11 1/4%, due 12/1/2008*            13,200,000          13,332,000
Viatel 11 1/4%,
   due 4/15/2008                          9,625,000          9,889,688
                                                         --------------
                                                            388,544,285
                                                         --------------
TEXTILE  0.4%
Tropical Sportswear Int'l.
   11%, due 6/15/2008                    11,500,000          12,161,250
                                                         --------------
THEATERS  0.6%
Hollywood Theaters 10 5/8%,
   due 8/1/2007                          22,500,000          16,706,250
                                                         --------------
TRANSPORTATION  0.8%
Atlas Air 10 3/4%,
   due 8/1/2005                          22,500,000          23,737,500
                                                         --------------
UTILITIES  0.4%
Midland Cogeneration
   Venture 11 3/4%, 7/23/2005            10,250,000          12,076,048
                                                         --------------
TOTAL CORPORATE BONDS
   Cost ($2,605,510,192)                                  2,474,113,307
                                                         --------------
PREFERRED STOCKS  6.9%
BROADCASTING  1.3%
Capstar Broadcasting
   Partners 12%                              93,212 shs.     10,649,471
Capstar Communications 12 5/8%               50,000           6,050,000
Cumulus Media 13 3/4%                         6,611           7,123,353
Sinclair Capital 11 5/8%                    130,000          14,202,500
                                                         --------------
                                                             38,025,324
                                                         --------------
CABLE SYSTEMS AND
  SATELLITE VIDEO  0.7%
Pegasus Communications
   12 3/4% (Series A)                        15,897          16,731,592
Pegasus Communications
   12 3/4% (units)                            3,500           3,552,500
                                                         --------------
                                                             20,284,092
                                                         --------------
CELLULAR  0.6%
Rural Cellular 11 3/8%                       17,514          16,332,068
                                                         --------------
FOOD  0.4%
Nebco Evans Holding 11 1/4%                 233,294          11,723,023
                                                         --------------

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                          SHARES             VALUE
                                        -----------     ---------------
HEALTH CARE/
  MEDICAL PRODUCTS  0.3%
River Holding 11 1/2%                       135,422         $ 8,159,175
                                                         --------------
INDUSTRIAL/
  MANUFACTURING  0.3%
Day International Group 12 1/4%               8,447           7,792,358
                                                         --------------
PRINTING AND
  PUBLISHING  0.8%
Liberty Group Publishing
   14 3/4%                                  948,327          23,945,257
                                                         --------------
TECHNOLOGY  0.3%
MCMS 12 1/2%                                109,048           8,696,578
                                                         --------------
TELECOMMUNICATIONS  2.2%
Crown Castle International
   12 3/4%*                                  15,255          15,388,481
Global Crossing Holding 10 1/2%              68,550           6,735,038
IXC Communications 12 1/2%                   10,568          10,832,477
Nextel Communications 11 1/8%                25,444          22,963,210
NEXTLINK
   Communications 14%                       150,157           7,995,860
                                                         --------------
                                                             63,915,066
                                                         --------------
TOTAL PREFERRED STOCKS
  (Cost $218,347,563)                                       198,872,941
                                                         --------------
CONVERTIBLE PREFERRED
  STOCKS  0.9%
BROADCASTING  0.8%
Chancellor Media $3                         150,000          14,006,250
Chancellor Media $3*                        100,000           9,337,500
                                                         --------------
                                                             23,343,750
                                                         --------------

                                          SHARES             VALUE
                                        -----------     ---------------
TELECOMMUNICATIONS  0.1%
IXC Communications 6 3/4%*                   90,655      $    3,002,947
Viatel 10%                                    3,049             336,194
                                                         --------------
                                                              3,339,141
                                                         --------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
  (Cost $20,229,262)                                         26,682,891
                                                         --------------
SHORT-TERM HOLDINGS  3.7%
  (Cost $103,900,000)                                       103,900,000
                                                         --------------
TOTAL INVESTMENTS  98.1%
  (Cost $2,947,987,017)                                   2,803,569,139

OTHER ASSETS LESS
   LIABILITIES  1.9%                                         54,592,546
                                                         --------------

NET ASSETS  100.0%                                       $2,858,161,685
                                                         ==============


----------

*    Rule 144A security.

@    Non-income producing security.

+ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value:
  Long-term holdings (cost $2,844,087,017) .....................................    $2,699,669,139
  Short-term holdings (cost $103,900,000) ......................................       103,900,000       $2,803,569,139
                                                                                    --------------
Cash .............................................................................................              322,389
Receivable for interest and dividends ............................................................           67,426,482
Receivable for Shares of Beneficial Interest sold ................................................           14,922,368
Receivable for securities sold ...................................................................              493,816
Expenses prepaid to shareholder service agent ....................................................              462,497
Other ............................................................................................               65,075
 .................................................................................................       --------------
Total Assets .....................................................................................        2,887,261,766
                                                                                                         --------------

LIABILITIES:
Payable for Shares of Beneficial Interest repurchased ............................................           14,206,839
Dividend payable .................................................................................           10,398,898
Accrued expenses, taxes, and other ...............................................................            4,494,344
                                                                                                         --------------
Total Liabilities ................................................................................           29,100,081
                                                                                                         --------------
Net Assets .......................................................................................       $2,858,161,685
                                                                                                         ==============

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value; 411,387,238 shares outstanding):
  Class A ........................................................................................             $151,183
  Class B ........................................................................................              149,436
  Class D ........................................................................................              110,768
Additional paid-in capital .......................................................................        3,000,170,218
Undistributed net investment income ..............................................................            4,786,112
Accumulated net realized loss ....................................................................           (2,788,154)
Net unrealized depreciation of investments .......................................................         (144,417,878)
                                                                                                         --------------
Net Assets .......................................................................................       $2,858,161,685
                                                                                                         ==============

NET ASSET VALUE PER SHARE:
Class A ($1,050,340,166 / 151,182,905 shares) ....................................................                $6.95
                                                                                                                  =====
Class B ($1,037,993,680 / 149,435,774 shares) ....................................................                $6.95
                                                                                                                  =====
Class D ($769,827,839 / 110,768,559 shares) ......................................................                $6.95
                                                                                                                  =====


----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Interest ............................................    $ 238,943,441
Dividends ...........................................       17,901,982
                                                         -------------
Total Investment Income ..............................................      $ 256,845,423

EXPENSES:
Distribution and service fees .......................       17,308,118
Management fee ......................................       14,375,619
Shareholder account services ........................        4,612,741
Registration ........................................          625,957
Shareholder reports and communications ..............          293,673
Custody and related services ........................          284,791
Auditing and legal fees .............................           89,088
Trustees' fees and expenses .........................           39,778
Miscellaneous .......................................          347,274
                                                         -------------
Total Expenses .......................................................         37,977,039
                                                                            -------------
Net Investment Income ................................................        218,868,384

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...................        (1,259,258)
Net change in unrealized appreciation of investments      (214,244,874)
                                                         -------------
Net Loss on Investments ..............................................       (215,504,132)
                                                                            -------------
Increase in Net Assets from Operations ...............................      $   3,364,252
                                                                            =============


----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED DECEMBER 31,
                                                                                                  ---------------------------------
                                                                                                        1998               1997
                                                                                                  ---------------------------------
OPERATIONS:
Net investment income .......................................................................      $ 218,868,384      $ 118,769,147
Net realized gain (loss) on investments .....................................................         (1,259,258)         8,663,643
Net change in unrealized appreciation of investments ........................................       (214,244,874)        47,951,783
                                                                                                   -------------      -------------
Increase in Net Assets from Operations ......................................................          3,364,252        175,384,573
                                                                                                   -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ..................................................................................        (87,074,109)       (52,770,232)
   Class B ..................................................................................        (71,515,694)       (29,874,994)
   Class D ..................................................................................        (57,845,902)       (33,770,488)
Net realized gain on investments:
   Class A ..................................................................................         (2,685,568)                --
   Class B ..................................................................................         (2,340,978)                --
   Class D ..................................................................................         (1,929,912)                --
                                                                                                   -------------      -------------
Decrease in Net Assets from Distributions ...................................................       (223,392,163)      (116,415,714)
                                                                                                   -------------      -------------
                                                                           SHARES
                                                                -----------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                                -----------------------------
                                                                   1998               1997
                                                                ----------         ----------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST:
Net proceeds from sale of shares:
   Class A ..............................................       80,413,014         50,672,448        594,288,030        373,051,522
   Class B ..............................................       78,733,227         57,673,666        579,656,818        424,606,561
   Class D ..............................................       51,489,047         37,881,266        379,577,409        278,799,066
Investment of dividends:
   Class A ..............................................        6,694,630          3,776,320         48,928,569         27,853,774
   Class B ..............................................        4,467,385          1,826,561         32,568,827         13,519,667
   Class D ..............................................        4,758,316          2,805,300         34,810,415         20,704,607
Exchanged from associated Funds:
   Class A ..............................................       61,852,001         17,851,841        452,271,367        131,875,215
   Class B ..............................................        6,769,539          3,688,065         48,425,027         27,115,290
   Class D ..............................................        8,049,511          6,529,814         58,615,401         47,980,993
Shares issued in payment of gain distributions:
   Class A ..............................................          258,290                 --          1,968,170                 --
   Class B ..............................................          201,710                 --          1,537,030                 --
   Class D ..............................................          194,174                 --          1,479,611                 --
                                                           ---------------    ---------------    ---------------    ---------------
Total ...................................................      303,880,844        182,705,281      2,234,126,674      1,345,506,695
                                                           ---------------    ---------------    ---------------    ---------------
Cost of shares repurchased:
   Class A ..............................................      (30,909,303)       (13,770,227)      (226,531,287)      (101,399,738)
   Class B ..............................................       (8,616,802)        (2,704,575)       (62,888,247)       (20,021,448)
   Class D ..............................................      (14,976,376)        (7,327,368)      (109,341,373)       (53,826,777)
Exchanged into associated Funds:
   Class A ..............................................      (66,540,471)       (15,408,040)      (488,820,731)      (114,001,958)
   Class B ..............................................       (9,097,294)        (3,899,595)       (65,245,307)       (28,866,957)
   Class D ..............................................       (9,593,313)        (5,638,449)       (69,803,699)       (41,466,552)
                                                           ---------------    ---------------    ---------------    ---------------
Total ...................................................     (139,733,559)       (48,748,254)    (1,022,630,644)      (359,583,430)
                                                           ---------------    ---------------    ---------------    ---------------
Increase in Net Assets from
   Transactions in Shares of
   Beneficial Interest ..................................      164,147,285        133,957,027      1,211,496,030        985,923,265
                                                           ===============    ===============    ---------------    ---------------
Increase in Net Assets ......................................................................        991,468,119      1,044,892,124

NET ASSETS:
Beginning of year ...........................................................................      1,866,693,566        821,801,442
                                                                                                 ---------------    ---------------
End of Year (including undistributed net investment
   income of $4,786,112 and $2,353,433, respectively) .......................................    $ 2,858,161,685    $ 1,866,693,566
                                                                                                 ===============    ===============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Secu-rities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes original issue discounts and market discounts on purchases of portfolio securities.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders-- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $1,950,431,577 and $817,349,941, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $62,066,129 and $208,077,206, respectively.

4. Short-Term Investments -- At December 31, 1998, the Fund owned short-term investments which matured in less than seven days.

NOTES TO FINANCIAL STATEMENTS

5. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets and 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.59% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $1,128,663 from sales of Class A shares after commissions of $8,645,519 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $2,302,261, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $8,288,106 and $6,717,751, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $452,723.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $578,678.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $83,013 from the sale of Fund shares. Seligman Services, Inc. also received distribution and service fees of $55,399, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $4,612,741 for shareholder account services.

     Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $37,449 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS

6. Committed Line of Credit -- Effective July 1, 1998, the Fund terminated its $110 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.


7. Loss Carryforward -- At December 31, 1998, the Fund had a net loss carryforward for federal income tax purposes of $443,841, which is available for offset against future taxable net capital gains, expiring in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                                                           CLASS A
                                                                -------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------
                                                                 1998          1997          1996          1995         1994
                                                                ------        ------        ------        ------       ------
PER SHARE DATA:
Net Asset Value, Beginning of Year ...................           $7.55         $7.25         $6.96         $6.35        $6.94
                                                                 -----         -----         -----         -----        -----
Income from Investment Operations:
Net investment income ................................            0.70          0.70          0.69          0.65         0.65
Net realized and unrealized gain (loss) on investments           (0.59)         0.28          0.29          0.61        (0.59)
                                                                 -----         -----         -----         -----        -----
Total from Investment Operations .....................            0.11          0.98          0.98          1.26         0.06
                                                                 -----         -----         -----         -----        -----
Less Distributions:
Dividends from net investment income .................           (0.69)        (0.68)        (0.69)        (0.65)       (0.65)
Distributions from net realized capital gains ........           (0.02)           --            --            --           --
                                                                 -----         -----         -----         -----        -----
Total Distributions ..................................           (0.71)        (0.68)        (0.69)        (0.65)       (0.65)
                                                                 -----         -----         -----         -----        -----
Net Asset Value, End of Year .........................           $6.95         $7.55         $7.25         $6.96        $6.35
                                                                 =====         =====         =====         =====        =====

TOTAL RETURN: ........................................            1.32%        14.26%        14.82%        20.72%        0.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ...............      $1,050,340      $750,461      $408,303      $182,129      $59,033
Ratio of expenses to average net assets ..............            1.10%         1.14%         1.16%         1.09%        1.13%
Ratio of net income to average net assets ............            9.46%         9.42%         9.80%         9.73%        9.73%
Portfolio turnover rate ..............................           35.34%        61.78%       119.33%       173.39%      184.75%

FINANCIAL HIGHLIGHTS

                                                                           CLASS B
                                                         ----------------------------------------------
                                                                   YEAR ENDED
                                                                   DECEMBER 31,                4/22/96*
                                                         -------------------------------          TO
                                                              1998                1997         12/31/96
                                                         -------------          --------       --------
Per Share Data:
Net Asset Value, Beginning of Period .................           $7.55             $7.26           $7.06
                                                         -------------          --------       --------
Income from Investment Operations:
Net investment income ................................            0.64              0.64            0.45
Net realized and unrealized gain (loss) on investments           (0.59)             0.28            0.20
                                                         -------------          --------       --------
Total from Investment Operations .....................            0.05              0.92            0.65
                                                         -------------          --------       --------
Less Distributions:
Dividends from net investment income .................           (0.63)            (0.63)          (0.45)
Distributions from net realized capital gains ........           (0.02)               --              --
                                                         -------------          --------       --------
Total Distributions ..................................           (0.65)            (0.63)          (0.45)
                                                         -------------          --------       --------
Net Asset Value, End of Period .......................           $6.95             $7.55           $7.26
                                                         =============          ========       ========

Total Return: ........................................            0.57%            13.24%           9.11%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted) .............      $1,037,994          $581,235        $147,970
Ratio of expenses to average net assets ..............            1.85%             1.90%           1.90%+
Ratio of net income to average net assets ............            8.71%             8.66%           9.11%+
Portfolio turnover rate ..............................           35.34%            61.78%         119.33%++

                                                                                           CLASS D
                                                         ---------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------------
                                                             1998               1997            1996           1995         1994
                                                         -------------     -------------   -------------     --------     --------
Per Share Data:
Net Asset Value, Beginning of Year ...................           $7.55             $7.26           $6.96        $6.35        $6.94
                                                         -------------     -------------   -------------     --------     --------
Income from Investment Operations:
Net investment income ................................            0.64              0.64            0.64         0.60         0.57
Net realized and unrealized gain (loss) on investments           (0.59)             0.28            0.30         0.61        (0.59)
                                                         -------------     -------------   -------------     --------     --------
Total from Investment Operations .....................            0.05              0.92            0.94         1.21        (0.02)
                                                         -------------     -------------   -------------     --------     --------
Less Distributions:
Dividends from net investment income .................           (0.63)            (0.63)          (0.64)       (0.60)       (0.57)
Distributions from net realized capital gains ........           (0.02)               --              --           --           --
                                                         -------------     -------------   -------------     --------     --------
Total Distributions ..................................           (0.65)            (0.63)          (0.64)       (0.60)       (0.57)
                                                         -------------     -------------   -------------     --------     --------
Net Asset Value, End of Year .........................           $6.95             $7.55           $7.26        $6.96        $6.35
                                                         =============     =============   =============     ========     ========

Total Return: ........................................            0.57%            13.24%          14.10%       19.67%       (0.30)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted) ...............        $769,828          $534,998        $265,528      $90,153       $9,249
Ratio of expenses to average net assets ..............            1.85%             1.90%           1.92%        1.91%        2.19%
Ratio of net income to average net assets ............            8.71%             8.66%           9.02%        8.86%        8.68%
Portfolio turnover rate ..............................           35.34%            61.78%         119.33%      173.39%      184.75%

----------

*    Commencement of offering of shares.

+    Annualized.

++   For the year ended December 31, 1996.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

The Trustees and Shareholders,
Seligman High-Yield Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Bond Series as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

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                                       21

FEDERAL TAX STATUS OF 1998 DIVIDEND AND GAIN
DISTRIBUTIONS FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

The monthly dividends paid to Class A, B, and D shareholders in 1998 are taxable as ordinary income for federal tax purposes regardless of whether they were received in cash or in shares. Under the Internal Revenue Code, 6.97% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividends received deduction available to cor-porate shareholders. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held the Fund's shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

A long-term capital gain distribution of $0.021 per share from 1997 undistributed net realized gain was paid June 17, 1998 to Class A, B, and D shareholders. In 1997, Congress revised the capital gains provisions so that, depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more than one year are to be taxed at a maximum 20% rate. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less, any loss on the sale would be treated as long-term to the extent it offsets the long-term capital gain distribution.

If the gain distribution was paid in shares, the per share cost basis for federal income tax purposes is $7.62 for Class A, Class B, and Class D shares.

A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------

TRUSTEES

--------------------------------------------------------------------------------

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
    at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
    Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
    J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm



James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
    J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICIMutual Insurance Company

Trustee Emeritus
Fred E. Brown
Director and Consultant,
    J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Trustee Nominating Committee
        4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS


--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Daniel J. Charleston
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP



General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017



Important Telephone Numbers
(800) 221-2450   Shareholder Services

(800) 445-1777   Retirement Plan
                 Services

(212) 682-7600   Outside the United States

(800) 622-4597   24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of
  Seligman High-Yield Bond Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


TXHY2  12/98                                           Printed on Recycled Paper